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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 15, 1999


                                EMUSIC.COM INC.
            (Exact name of registrant as specified in its charter)

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
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          Delaware                                         0-24671                                  94-3290594
-------------------------------                    ------------------------               ---------------------------------
(State or other jurisdiction of                    (Commission File Number)               (IRS Employer Identification No.)
        incorporation)
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                                                     1991 Broadway, 2nd Floor
                                                  Redwood City, California  94063
                                        (Address of principal executive offices) (Zip Code)
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                               Registrant's telephone number, including area code:   (650) 216-0200

                                   (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

     Pursuant to an Agreement and Plan of Reorganization dated as of November 15, 1999 (the "Reorganization Agreement"), by and among EMusic.com Inc., GNA Corporation, a Delaware corporation and wholly-owned subsidiary of EMusic.com Inc., Group K Inc., a New York corporation, d.b.a. Cductive. A copy of the Agreement and Plan Reorganization is attached as Exhibit 2 and is incorporated herein by reference. A copy of the press release announcing the execution of the Reorganization Agreement is attached as Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (a) Pursuant to Item 7 (a)(4) of Form 8-K, the financial statements of businesses acquired required pursuant to Rule 3-05 of Regulation S-X will be filed as soon as possible, but no later than 60 days from the date this form was filed.


     (b) Pursuant to Item 7 (a)(4) of Form 8-K, the pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed as soon as practicable, but no later than 60 days from the date this form was filed.

    (c)    Exhibits.
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Exhibit No.                  Description
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
2                            Agreement and Plan of Reorganization dated as of November 15,
                             1999 by and among EMusic.com Inc., GNA Corporation, Group K Inc.,
                             d.b.a. Cductive.
99                           Press release dated November 16, 1999 announcing the execution of the Reorganization Agreement.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           EMUSIC.COM INC.

Date:  November 19, 1999
                                           By: /s/ Peter M. Astiz
                                              -------------------
                                               Peter M. Astiz
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                                 EXHIBIT INDEX
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Exhibit No.                  Description
------------                 -----------
2                            Agreement and Plan of Reorganization dated as of November 15,
                             1999 by and among EMusic.com Inc., GNA Corporation, Group K Inc.,
                             d.b.a. Cductive.
99                           Press release dated November 16, 1999 announcing the execution of the Reorganization Agreement.
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